UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2016

COMMERCEHUB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor

Albany, New York 12203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 22, 2016, CommerceHub, Inc. (the “Company”) issued a press release (the “Earnings Release”) disclosing information regarding the Company’s results of operations for the three and six months ended June 30, 2016, the Company’s financial condition as of June 30, 2016 and certain other financial and operating information.

This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release, dated August 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2016

COMMERCEHUB, INC.

By:	/s/ Mark Greenquist
	Name:	Mark Greenquist
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release, dated August 22, 2016